Exhibit 99.1

Cohu Reports Third Quarter 2016 Operating Results

●	Q3 sales of $69.3 million

●	Q3 GAAP income per share of $0.01; non-GAAP adjusted EPS of $0.14

●	$12.6M of cash generated from Q3 operations

POWAY, Calif., October 27, 2016 -- Cohu, Inc. (NASDAQ:COHU) today reported fiscal 2016 third quarter net sales of $69.3 million and GAAP income of $0.2 million or $0.01 per share. Net sales for the first nine months of 2016 were $211.4 million and GAAP income was $1.0 million or $0.04 per share.

The Company also reported non-GAAP results, with third quarter 2016 income of $3.8 million or $0.14 per share and income of $11.2 million or $0.41 per share for the first nine months of 2016. (1)

GAAP Results (1)
(in millions, except per share amounts)	Q3 FY 2016	Q2 FY 2016	Q3 FY 2015	9 Months 2016	9 Months 2015

Net sales	$69.3	$76.4	$67.5	$211.4	$206.2
Income	$0.2	$2.7	$1.3	$1.0	$3.5
Income per share	$0.01	$0.10	$0.05	$0.04	$0.13

Non-GAAP Results (1)
(in millions, except per share amounts)	Q3 FY 2016	Q2 FY 2016	Q3 FY 2015	9 Months 2016	9 Months 2015

Income	$3.8	$5.9	$4.4	$11.2	$13.3
Income per share	$0.14	$0.22	$0.17	$0.41	$0.50

(1)

On June 10, 2015 the Company sold its mobile microwave communication equipment segment, Broadcast Microwave Services, Inc. (“BMS”) and, as a result, the operating results of BMS have been presented as discontinued operations. All amounts presented are from continuing operations.

Total cash and investments at the end of the third quarter were $128.7 million.

"Third quarter results were better than anticipated" said President and Chief Executive Officer Luis Müller. "Demand for turret handlers was strong for testing high performance mixed signal and RF devices, and automotive orders continued to expand following market share gains earlier this year. We had a design-win at a Korean test subcontractor and repeat orders from a recently won Japanese turret customer and another for in-process strip testing of advanced memory."

Cohu expects fourth quarter 2016 sales to be approximately $65 million. Cohu's Board of Directors approved a quarterly cash dividend of $0.06 per share payable on January 2, 2017 to shareholders of record on November 18, 2016. Cohu has paid consecutive quarterly cash dividends since 1977.

Use of Non-GAAP Financial Information:

Included within this press release are non-GAAP financial measures that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, manufacturing transition costs, employee severance costs, and asset impairments. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain matters discussed in this release, including statements regarding expectations of business, sales, revenues and operating results are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions, inventory, goodwill and other asset write-downs; our ability to convert new products under development into production on a timely basis, support product development and meet customer delivery and acceptance requirements for next generation equipment; our reliance on third-party contract manufacturers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor test handler industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; and the cyclical and unpredictable nature of capital expenditures by semiconductor manufacturers. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q. The forward-looking statements included in this release speak only as of the date hereof, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

About Cohu:

Cohu is a leading supplier of semiconductor test and inspection handlers, micro-electro mechanical system (MEMS) test modules, test contactors and thermal sub-systems used by global semiconductor manufacturers and test subcontractors.

Cohu will be conducting their conference call on Thursday, October 27, 2016 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time. The call will be webcast at www.cohu.com. Replays of the call can be accessed at www.cohu.com.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com. Contact: Jeffrey D. Jones - Investor Relations (858) 848-8106

COHU, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended (1)		Nine Months Ended (1)
	September 24,	September 26,	September 24,	September 26,
	2016	2015	2016	2015

Net sales	$69,259	$67,512	$211,390	$206,170
Cost and expenses:
Cost of sales	46,038	44,718	142,044	137,529
Research and development	8,634	8,605	24,742	24,901
Selling, general and administrative	13,591	11,923	41,976	38,006
	68,263	65,246	208,762	200,436
Income from operations	996	2,266	2,628	5,734
Interest and other, net	71	9	173	19
Income from continuing operations before taxes	1,067	2,275	2,801	5,753
Income tax provision	849	940	1,832	2,251
Income from continuing operations	218	1,335	969	3,502

Discontinued operations:
Income (loss) from discontinued operations before taxes (2)	51	(222)	(4)	(5,195)
Income tax provision	-	-	-	6
Income (loss) from discontinued operations	51	(222)	(4)	(5,201)
Net income (loss)	$269	$1,113	$965	$(1,699)

Income (loss) per share:
Basic:
Income from continuing operations	$0.01	$0.05	$0.04	$0.13
Income (loss) from discontinued operations	0.00	(0.01)	0.00	(0.20)
	$0.01	$0.04	$0.04	$(0.07)

Diluted:
Income from continuing operations	$0.01	$0.05	$0.04	$0.13
Income (loss) from discontinued operations	0.00	(0.01)	0.00	(0.19)
	$0.01	$0.04	$0.04	$(0.06)

Weighted average shares used in computing income (loss) per share: (3)
Basic	26,761	26,175	26,596	25,995
Diluted	27,367	26,796	27,356	26,679

(1)	The three- and nine-month periods ended September 24, 2016 and September 26, 2015 were comprised of 13 weeks and 39 weeks, respectively.

(2)

Prior year amounts include the loss generated by the sale of our mobile microwave communication equipment business totaling $0.2 million and $3.2 million in the three- and nine-month periods ended September 26, 2015, respectively.

(3)

The Company has utilized the "control number" concept in the computation of diluted earnings per share to determine whether a potential common stock instrument is dilutive. The control number used is income from continuing operations. The control number concept requires that the same number of potentially dilutive securities applied in computing diluted earnings per share from continuing operations be applied to all other categories of income or loss, regardless of their anti-dilutive effect on such categories.

COHU, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands) (Unaudited)

	September 24,	December 26,
	2016	2015
Assets:
Current assets:
Cash and investments	$128,668	$117,022
Accounts receivable	56,826	59,832
Inventories	48,167	51,348
Other current assets	7,172	6,261
Total current assets	240,833	234,463
Property, plant & equipment, net	18,812	19,000
Goodwill	61,028	60,264
Intangible assets, net	20,338	25,297
Other assets	6,477	6,322
Total assets	$347,488	$345,346

Liabilities & Stockholders’ Equity:
Current liabilities:
Deferred profit	$5,726	$3,730
Other current liabilities	57,804	59,461
Total current liabilities	63,530	63,191
Other noncurrent liabilities	42,995	44,018
Stockholders’ equity	240,963	238,137
Total liabilities & stockholders’ equity	$347,488	$345,346

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Three Months Ended
	September 24,	June 25,	September 26,
	2016	2016	2015

Income from operations - GAAP basis (a)	$996	$3,364	$2,266
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	160	170	100
Research and development	288	294	256
Selling, general and administrative	1,220	1,187	1,281
	1,668	1,651	1,637
Amortization of intangible assets included in (c):
Cost of goods sold	1,355	1,348	1,364
Selling, general and administrative	450	443	384
	1,805	1,791	1,748
Manufacturing transition and severance costs included in (d):
Selling, general and administrative	586	276	184

Income from operations - non-GAAP basis (e)	$5,055	$7,082	$5,835

Income from continuing operations - GAAP basis	$218	$2,662	$1,335
Non-GAAP adjustments (as scheduled above)	4,059	3,718	3,569
Tax effect of non-GAAP adjustments (f)	(463)	(477)	(466)
Income from continuing operations - non-GAAP basis	$3,814	$5,903	$4,438

GAAP income from continuing operations per share - diluted	$0.01	$0.10	$0.05
Non-GAAP income from continuing operations per share - diluted (g)	$0.14	$0.22	$0.17

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs.  Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	1.4%, 4.4% and 3.4% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate manufacturing transition and employee severance costs.
(e)	7.3%, 9.3% and 8.6% of net sales, respectively.
(f)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(g)	All periods presented were computed using the number of GAAP diluted shares outstanding for the period.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Nine Months Ended
	September 24,	September 26,
	2016	2015

Income from operations - GAAP basis (a)	$2,628	$5,734
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	264	413
Research and development	998	841
Selling, general and administrative	4,014	3,827
	5,276	5,081
Amortization of intangible assets included in (c):
Cost of goods sold	4,032	4,110
Selling, general and administrative	1,332	1,158
	5,364	5,268
Manufacturing transition and severance costs included in (d):
Cost of goods sold	75	-
Selling, general and administrative	927	534
	1,002	534
Asset impairment included in selling, general and administrative (e)	-	273
Income from operations - non-GAAP basis (f)	$14,270	$16,890
Income from continuing operations - GAAP basis	$969	$3,502
Non-GAAP adjustments (as scheduled above)	11,642	11,156
Tax effect of non-GAAP adjustments (g)	(1,377)	(1,392)
Income from continuing operations - non-GAAP basis	$11,234	$13,266

GAAP income per share - diluted	$0.04	$0.13
Non-GAAP income per share - diluted (h)	$0.41	$0.50

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs. Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Impairments are incurred when specific assets carrying value exceeds its fair value. Management has excluded this item because it is not reflective of the ongoing operating results and because of the infrequent and non-cash nature of this activity. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	1.2% and 2.8% of net sales, respectively.

(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.

(c)	To eliminate the amortization of acquired intangible assets.

(d)	To eliminate manufacturing transition and employee severance costs.

(e)	To eliminate the asset impairment charge recorded in the first quarter of 2015.

(f)	6.8% and 8.2% of net sales, respectively.

(g)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.

(h)	All periods presented were computed using the number of GAAP diluted shares outstanding for each period.